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                                Exhibit 10-81


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                             AMENDMENT NO. FOUR TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


  This Amendment No. Four to Amended and Restated Credit Agreement (the "Amendment") dated as of January 19, 1994, is between Bank of America National Trust and Savings Association (the "Bank") and Carl Karcher Enterprises, Inc. (the "Borrower").

                                    RECITALS

   A. The Bank and the Borrower entered into a certain Amended and Restated Credit Agreement dated as of November 20, 1992, as amended by Amendment No. One dated as of April 28, 1993, by Amendment No. Two and Waiver dated as of September 27, 1993, and by Amendment No. Three and Waiver dated as of December 15, 1993 (the "Agreement").

   B. The Borrower has requested the Bank to amend the Agreement in certain respects.

   C. The Bank has agreed to amend the Agreement on the terms and conditions herein contained.

                                   AGREEMENT

   1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

   2.    Amendments.  The Agreement is hereby amended as follows:

         2.1 Paragraph 1.2 of the Agreement is amended by substituting the date "June 30, 1994" for the date "March 31, 1994" appearing therein.

   3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) other than the defaults listed above there is no event which is, or with notice of, or lapse of time, or both would be, a default under the Agreement and (b) the representations and warranties in the Agreement are true as of the date of the Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligations by which the Borrower is bound.

   4. Conditions. This Amendment will be affective when the Bank receives the following items, in form and content acceptable to the Bank:

         4.1  This Amendment executed by the Borrower.





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   5. Effect of Amendment.  Except as expressly set forth herein, the terms, provisions, and conditions of the Agreement and the other documents issued pursuant thereto shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

   This Amendment is executed as of the date stated at the top of the first page.


BANK OF AMERICA NATIONAL TRUST             CARL KARCHER ENTERPRISES,
AND SAVINGS ASSOCIATION                    INC.


By /s/  DEBORAH MILLER                     By  /s/  LOREN C. PANNIER
   ________________________                   _________________________
        Deborah Miller                              Loren C. Pannier

Title   Vice President                     Title Senior Vice President, CFO



By ________________________                By  /s/  RICHARD C. CELIO
                                              _________________________
                                                    Richaed C. Celio

Title _____________________                Title Vice President/Generl






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